Exhibit 99.1

Somnigroup International, the World’s Leading Bedding Company, to Acquire Leggett & Platt, A Diversified Component Manufacturer and Key Somnigroup Supplier, in an All-Stock Transaction

–     Continues vertical integration strategy, enhancing consumer-centric innovation

–     Expands addressable market in bedding and into non-bedding industries

–     Reduces financial leverage and drives operating cash flow

–     Drives immediate adjusted EPS accretion before synergies

–     Creates meaningful synergy opportunities

DALLAS, TX and CARTHAGE, MO, April 13, 2026 – Somnigroup International Inc. (NYSE: SGI, “Somnigroup”) and Leggett & Platt, Incorporated (NYSE: LEG, “Leggett & Platt”) today announced that the companies have signed a definitive agreement pursuant to which Somnigroup will acquire Leggett & Platt in an all-stock transaction valued at approximately $2.5 billion based on Somnigroup’s closing share price on April 10, 2026.

Under the terms of the agreement, Leggett & Platt shareholders will receive 0.1455 shares of Somnigroup common stock in exchange for each share of Leggett & Platt common stock they own. As a result of the transaction, Leggett & Platt’s shareholders will own approximately 9% of the combined company on a fully diluted basis. The agreement has been unanimously approved by the Boards of Directors of Somnigroup and Leggett & Platt.

The transaction is currently anticipated to close by year-end 2026, subject to the satisfaction of customary closing conditions, including approval by Leggett & Platt’s shareholders and receipt of applicable regulatory approvals. The transaction does not require Somnigroup shareholder approval.

Following the close of the transaction, Leggett & Platt is expected to operate as a separate business unit within Somnigroup, similar to Tempur Sealy, Mattress Firm, and Dreams and to maintain its offices in Carthage, Missouri. Leggett & Platt’s Chairman and CEO, Karl Glassman, will continue to lead Leggett & Platt following the closing date and will assist with a seamless transition to a new CEO of the Leggett & Platt business unit within twelve months of the closing date.

Somnigroup and Leggett & Platt have collaborated for nearly 50 years to drive innovation in the bedding market. With a deep, longstanding partnership and strong cultural alignment, the companies know each other well, and the combination is expected to further strengthen their ability to deliver innovative bedding products. Together, after giving effect to the transaction, including elimination of intercompany sales, the combined company generated 2025 net sales of approximately $11.2 billion, approximately $1.7 billion of adjusted EBITDA, and $1.1 billion of operating cash flow. The combined company is expected to operate 175 manufacturing facilities across 36 countries worldwide, supported by a global workforce of more than 36,000 colleagues. The combined company will continue to honor Leggett & Platt’s existing supply agreements with customers in the bedding industry.

Leggett & Platt is a diversified manufacturer that designs and produces a broad variety of engineered components and products that can be found in many homes and automobiles. It is a leading supplier of bedding components and solutions; automotive seat comfort and convenience systems; home and work furniture components; geo components; flooring underlayment; and hydraulic cylinders for material handling and heavy construction applications.

Somnigroup Chairman and CEO Scott Thompson said, “We are proud to have Leggett & Platt join Somnigroup. Leggett & Platt’s strong engineering capabilities, diversified end users and cash‑generating financial profile meaningfully enhance our global platform. This combination is consistent with our vertical integration strategy, which drives innovation and value for customers while also enhancing shareholder value. By bringing a successful supply partner into our group, we accelerate our ability to deliver differentiated, consumer‑centric innovation. This combination is evidence of our commitment to disciplined capital allocation centered on long‑term shareholder value creation.”

Leggett & Platt Chairman and CEO Karl Glassman said, “We are pleased to reach this agreement with Somnigroup, a valued long‑standing customer and partner. This transaction provides Leggett & Platt shareholders with the opportunity to participate in the future growth and value creation of a leading global company on a tax deferred basis. On behalf of our Board of Directors and management team, I would like to thank the Leggett & Platt team for their hard work and dedication. For more than 140 years, we have provided our customers with innovation and quality. I believe this combination positions us to continue that track record and deliver compelling strategic and financial value for our customers, employees and shareholders.”

Strategic Rationale
The companies expect the combination to leverage the individual strengths of Somnigroup and Leggett & Platt to realize five strategic benefits.

1.	Continues Vertical Integration Strategy, Enhancing Consumer-Centric Innovation.
The combination enables closer collaboration between component engineering, mattress design, and consumer trends, supporting accelerated innovation cycles and more cost effective consumer-centric product constructions.

2.	Expands Addressable Markets in Bedding and Into Non-Bedding Industries.
The combination provides access to incremental addressable markets beyond bedding, expanding long-term growth opportunities and cash flow generation. Additionally, Leggett & Platt’s diversified sales streams and geographic presence lessen reliance on any single category, product or geographic market, reducing overall volatility.

3.	Reduces Financial Leverage and Drives Operating Cash Flow.
The combination is expected to lower Somnigroup’s net financial leverage and increases financial flexibility. Enhanced balance sheet capacity supports an expanded capital allocation strategy, which we, in turn, expect will drive shareholder value and enhance the combined company’s competitive position.

4.	Drives Immediate Adjusted EPS Accretion Before Synergies.
The combination is expected to be accretive to adjusted EPS before synergies in the first year post close*.

5.	Creates Meaningful Synergy Opportunities.
The combination presents cost synergy opportunities with an expected net positive impact on adjusted EBITDA of $50 million on a fully implemented annual run-rate basis. The main categories of anticipated synergies are sourcing, operations and product innovation. We expect that these synergies will be fully realized over a three-year period, with approximately $10 million benefiting adjusted EBITDA in the first twelve months post-closing.

*Post closing, Somnigroup expects Leggett & Platt’s financial results will be presented as a new reporting segment within the Somnigroup business. Leggett & Platt’s sales to Somnigroup’s other reporting segments will be eliminated, with no impact to reported Leggett & Platt segment profits. In 2025, Somnigroup represented 7% of Leggett & Platt’s net sales. Additionally, in accordance with GAAP, Somnigroup expects to incur approximately $50 million of annualized non-cash expense from the adjustment to fair value of the acquired Leggett & Platt business, which will primarily impact cost of goods sold, and Somnigroup expects to incur approximately $10 million of annualized non-cash expense from the adjustment to fair value of the acquired Leggett & Platt bonds, which will impact interest expense.

Financial Impact
As of December 31, 2025, Leggett & Platt’s net leverage under its credit agreement was 2.4 times adjusted EBITDA. Somnigroup expects to leave Leggett & Platt’s existing long-term bond debt in place following the transaction.

Advisors
Goldman Sachs & Co. LLC is serving as exclusive financial advisor and Cleary Gottlieb Steen & Hamilton LLP is serving as legal counsel to Somnigroup. J.P. Morgan Securities LLC is serving as exclusive financial advisor and Latham & Watkins LLP is serving as legal counsel to Leggett & Platt.

Forward-Looking Statements
This press release contains statements that may be characterized as “forward-looking” within the meaning of the federal securities laws. Such statements might include information concerning one or more of Somnigroup’s and Leggett & Platt’s plans, guidance, objectives, goals, strategies, and other information that is not historical information. When used in this release, the words “will,” “targets,” “expects,” “anticipates,” “plans,” “proposed,” “intends,” “outlook,” and variations of such words or similar expressions are intended to identify forward-looking statements. These forward-looking statements include, without limitation, statements relating to Somnigroup’s expectations regarding the impact of the proposed transaction on Somnigroup’s brands, products, customer base, results of operations, or financial position, its share repurchases, adjusted EPS, net leverage, operating cash flow, net income, future performance, cost and run-rate synergies, funding sources, expected capital structure, the financial impact of Leggett & Platt’s existing long-term debt, ability to deleverage after the proposed transaction, the expected timing and likelihood of completion of the proposed transaction, the integration of Leggett & Platt with Somnigroup’s business and personnel and Somnigroup’s and Leggett & Platt’s post-acquisition financial reporting. Any forward-looking statements contained herein are based upon current expectations and beliefs and various assumptions. There can be no assurance that these expectations or beliefs will prove correct.

Numerous factors, many of which are beyond Somnigroup’s and Leggett & Platt’s control, could cause actual results to differ materially from any that may be expressed herein as forward-looking statements. These potential risks include risks associated with Leggett & Platt’s ongoing operations; the ability to obtain the requisite Leggett & Platt shareholder approval; the risk that Somnigroup or Leggett & Platt may be unable to obtain governmental and regulatory approvals required for the proposed transaction (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction); the risk that an event, change or other circumstance could give rise to the termination of the proposed transaction; the risk of delays in completing the proposed transaction; the ability to successfully integrate Leggett & Platt into Somnigroup’s operations and realize synergies from the proposed transaction and the expected run-rate of such synergies; the possibility that the expected benefits of the acquisition are not realized when expected or at all; the risk that any announcement relating to the proposed transaction could have adverse effects on the market price of Somnigroup’s or Leggett & Platt’s common stock; the risk of litigation related to the proposed transaction; the diversion of management time from ongoing business operations and opportunities as a result of the proposed transaction; the risk of adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; general economic, financial and industry conditions, particularly conditions relating to the financial performance and related credit issues present in the retail sector, as well as consumer confidence and the availability of consumer financing; the impact of the macroeconomic environment in both the U.S. and internationally on Somnigroup and Leggett & Platt; uncertainties arising from national and global events; industry competition; the effects of consolidation of retailers on revenues and costs; consumer acceptance and changes in demand for Somnigroup’s and Leggett & Platt’s products; and other risks inherent in Somnigroup’s and Leggett & Platt’s businesses.

All such factors are difficult to predict, are beyond Somnigroup’s and Leggett & Platt’s control, and are subject to additional risks and uncertainties, including those detailed in Somnigroup’s annual report on Form 10-K for the year ended December 31, 2025 and those detailed in Leggett & Platt’s annual report on Form 10-K for the year ended December 31, 2025. These risks, as well as other risks related to the proposed transaction, will be included in the Form S-4 and proxy statement/prospectus (each as defined below) that Somnigroup and Leggett & Platt intend to file with the United States Securities and Exchange Commission (the “SEC”) in connection with the proposed transaction. There may be other factors that may cause Somnigroup’s and Leggett & Platt’s actual results to differ materially from the forward-looking statements. Neither Somnigroup nor Leggett & Platt undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

No Offer or Solicitation
This press release is not intended to be, and shall not constitute, an offer to sell, buy or exchange or the solicitation of an offer to sell, buy or exchange any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It
In connection with the proposed transaction, Somnigroup intends to file with the SEC a registration statement on Form S-4 (the “Form S-4”) that will include a proxy statement of Leggett & Platt and that will also constitute a prospectus of Somnigroup with respect to the shares of Somnigroup common stock to be issued in the proposed transaction (the “proxy statement/prospectus”). The definitive proxy statement/prospectus (if and when available) will be filed with the SEC by, and mailed to shareholders of, Leggett & Platt. Each of Somnigroup and Leggett & Platt may also file other relevant documents with the SEC regarding the proposed transaction.

This press release is not a substitute for the Form S-4, the proxy statement/prospectus or any other document that Somnigroup or Leggett & Platt may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF SOMNIGROUP AND LEGGETT & PLATT ARE URGED TO READ THE FORM S-4, THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain copies of these documents (if and when available), as well as other filings containing information about Somnigroup and Leggett & Platt, free of charge on the SEC’s website at www.sec.gov. Copies of the documents filed with, or furnished to, the SEC by Somnigroup will be available free of charge on Somnigroup’s website at https://somnigroup.com/investor-resources/financials/sec-filings/default.aspx. Copies of the documents filed with, or furnished to, the SEC by Leggett & Platt will be available free of charge on Leggett & Platt’s website at https://leggett.gcs-web.com/financials/sec-filings. The information included on, or accessible through, Somnigroup’s or Leggett & Platt’s website is not incorporated by reference into this communication.

Participants in Solicitation
Somnigroup, Leggett & Platt and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies with respect to the proposed transaction under the rules of the SEC. You can find information about Somnigroup’s executive officers and directors in Somnigroup’s definitive proxy statement filed with the SEC on March 31, 2026, under the section entitled “Proposal No. 1 — Election of Directors - Executive Officers,” “Proposal No. 1 — Election of Directors - Nominees to Board of Directors,” “Stock Ownership – Stock Ownership of Certain Beneficial Owners and Directors and Executive Officers,” “Executive Compensation and Related Information - Compensation of Executive Officers” and “Director Compensation.” You can find information about Leggett & Platt’s executive officers and directors in Leggett & Platt’s Annual Report on Form 10-K for the year ended December 31, 2025, under the section entitled “Supplemental Information: Information about our Executive Officers,” and “Directors, Executive Officers and Corporate Governance,” and in Leggett & Platt’s definitive proxy statement filed with the SEC on April 7, 2026, under the sections entitled “Corporate Governance and Board Matters - Director Compensation,” “Proposals to be Voted On at the Annual Meeting - Proposal One: Election of Directors,” “Executive Compensation and Related Matters - Compensation Discussion & Analysis” and “Security Ownership - Security Ownership of Directors and Executive Officers.” Additional information regarding the interests of the participants in the solicitation of proxies will be included in the Form S-4, the proxy statement/prospectus and other relevant materials to be filed with the SEC if and when they become available. You should read the Form S-4 and the proxy statement/prospectus carefully when available before making any voting or investment decisions. You may obtain free copies of these documents using the sources indicated above.

About Somnigroup International
Somnigroup is the world’s leading bedding company, dedicated to transforming how the world sleeps. With superior capabilities in design, manufacturing, distribution and retail, we deliver breakthrough sleep solutions and serve the evolving needs of consumers in more than 100 countries worldwide, through our fully-owned businesses, Tempur Sealy, Mattress Firm and Dreams. Our portfolio includes the most highly recognized brands in the industry, including Tempur-Pedic®, Sealy®, Stearns & Foster®, and Sleepy’s®, and our global omni-channel platform enables us to meet consumers wherever they shop, offering a personal connection and innovation to provide a unique retail experience and tailored sleep solutions.

We seek to deliver long-term value for our shareholders through prudent capital allocation, including managing investments in our businesses. We are guided by our core value of Doing the Right Thing and committed to our global responsibility to protect the environment and the communities in which we operate. For more information, please visit www.somnigroup.com.

About Leggett & Platt
Leggett & Platt is a diversified manufacturer that designs and produces a broad variety of engineered components and products that can be found in many homes and automobiles. The 143-year-old company is a leading supplier of bedding components and solutions; automotive seat comfort and convenience systems; home and work furniture components; geo components; flooring underlayment; and hydraulic cylinders for material handling and heavy construction applications.

Investor Relations Contacts

For Somnigroup:
Lauren Avritt
Investor Relations
Somnigroup International Inc.
800-805-3635
Investor.relations@somnigroup.com

For Leggett & Platt:
Ryan M. Kleiboeker
Investor Relations
Leggett & Platt, Incorporated
417-358-8131
invest@leggett.com

Media Contacts

For Somnigroup:
FGS Global
Somnigroup@fgsglobal.com

For Leggett & Platt:
Joele Frank, Wilkinson Brimmer Katcher
Tim Lynch / Leigh Parrish / Eliza Rothstein / Lyle Weston
(212) 355-4449